Exhibit No. 99

                               UBS Investment Bank
                            Fixed Bid Stratification
                             Wells Fargo 03-16 10/22
                                  WAC GT 4.875

Pool Summary                                   COUNT               UPB         %
--------------------------------------------------------------------------------
Conforming                                        53     $9,866,095.60     3.64%
Non-Conforming                                   498    261,296,251.67    96.36
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-11-01
AVG UPB: $492,127.67
GROSS WAC: 5.1800%
NET WAC: 4.795%
% SF/PUD: 94.75%
% FULL/ALT: 50.38%
% CASHOUT: 23.07%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 53.59%
% FICO > 679: 89.58%
% NO FICO: 0.00%
WA FICO: 737
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 54.36%
% PLEDGED LOANS: 0.00%
Latest Maturity Date: 20181101
Loans with Prepay Penalties: 0.00%

Product Type                                   COUNT               UPB         %
--------------------------------------------------------------------------------
15 YR FXD                                        551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

MASTR ELIGIBLE                                 COUNT               UPB         %
--------------------------------------------------------------------------------
N                                                 16     $2,170,340.31     0.80%
Y                                                535    268,992,006.96    99.20
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Original Balance                               COUNT               UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                                 1        $32,056.00     0.01%
$50,000.01 - $100,000.00                          11        939,839.95     0.35
$100,000.01 - $150,000.00                         10      1,325,144.54     0.49
$150,000.01 - $200,000.00                         10      1,738,750.70     0.64
$200,000.01 - $250,000.00                         10      2,328,642.34     0.86
$250,000.01 - $300,000.00                          4      1,073,661.83     0.40
$300,000.01 - $350,000.00                         27      8,987,566.51     3.31
$350,000.01 - $400,000.00                        128     48,258,630.40    17.80
$400,000.01 - $450,000.00                         89     37,782,545.05    13.93
$450,000.01 - $500,000.00                         56     26,665,460.31     9.83
$500,000.01 - $550,000.00                         47     24,303,990.25     8.96
$550,000.01 - $600,000.00                         43     24,528,796.15     9.05
$600,000.01 - $650,000.00                         27     17,078,845.95     6.30
$650,000.01 - $700,000.00                         14      9,514,906.48     3.51
$700,000.01 - $750,000.00                          7      5,114,493.85     1.89
$750,000.01 - $800,000.00                         14     10,870,452.77     4.01
$800,000.01 - $850,000.00                          6      4,909,426.91     1.81
$850,000.01 - $900,000.00                          4      3,509,613.51     1.29
$900,000.01 - $950,000.00                         15     13,742,358.04     5.07
$950,000.01 - $1,000,000.00                       26     25,404,850.79     9.37
$1,000,000.01 >=                                   2      3,052,314.94     1.13
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Minimum: $32,535.00
Maximum: $1,601,000.00
Average: $496,818.77

Unpaid Balance                                 COUNT               UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                                 1        $32,056.00     0.01%
$50,000.01 - $100,000.00                          11        939,839.95     0.35
$100,000.01 - $150,000.00                         10      1,325,144.54     0.49
$150,000.01 - $200,000.00                         10      1,738,750.70     0.64
$200,000.01 - $250,000.00                         10      2,328,642.34     0.86
$250,000.01 - $300,000.00                          4      1,073,661.83     0.40
$300,000.01 - $350,000.00                         37     12,458,138.67     4.59
$350,000.01 - $400,000.00                        123     46,758,498.33    17.24
$400,000.01 - $450,000.00                         89     37,953,156.92    14.00
$450,000.01 - $500,000.00                         53     25,404,356.40     9.37
$500,000.01 - $550,000.00                         49     25,603,032.26     9.44
$550,000.01 - $600,000.00                         39     22,349,806.09     8.24
$600,000.01 - $650,000.00                         27     17,078,845.95     6.30
$650,000.01 - $700,000.00                         14      9,514,906.48     3.51
$700,000.01 - $750,000.00                          9      6,607,891.21     2.44
$750,000.01 - $800,000.00                         13     10,157,983.71     3.75
$800,000.01 - $850,000.00                          5      4,128,498.61     1.52
$850,000.01 - $900,000.00                          6      5,307,752.73     1.96
$900,000.01 - $950,000.00                         16     14,783,591.18     5.45
$950,000.01 - $1,000,000.00                       23     22,565,478.43     8.32
$1,000,000.01 >=                                   2      3,052,314.94     1.13
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Minimum: $32,056.00
Maximum: $1,588,995.49
Average: $492,127.67

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


I:\Cas\Wells Fargo\wfb-0316\d_031022\c031022.cas Oct 22, 2003 11:01  Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                             Wells Fargo 03-16 10/22
                                  WAC GT 4.875

Gross Rate                                     COUNT               UPB         %
--------------------------------------------------------------------------------
4.751% - 5.000%                                  196   $105,009,775.47    38.73%
5.001% - 5.250%                                  231    115,178,811.73    42.48
5.251% - 5.500%                                   78     32,785,685.18    12.09
5.501% - 5.750%                                   32     12,886,730.33     4.75
5.751% - 6.000%                                   13      5,005,922.79     1.85
6.001% - 6.250%                                    1        295,421.77     0.11
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.125%
Weighted Average: 5.180%

Net Rate                                       COUNT               UPB         %
--------------------------------------------------------------------------------
4.501% - 4.750%                                  329   $170,306,808.72    62.81%
4.751% - 5.000%                                  140     66,830,927.85    24.65
5.001% - 5.250%                                   52     22,367,825.89     8.25
5.251% - 5.500%                                   21      8,541,167.57     3.15
5.501% - 5.750%                                    9      3,115,617.24     1.15
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Minimum: 4.615%
Maximum: 5.740%
Weighted Average: 4.795%

Original Term to Maturity                      COUNT               UPB         %
--------------------------------------------------------------------------------
61 - 120                                           3     $2,497,813.27     0.92%
121 - 180                                        548    268,664,534.00    99.08
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 179

Remaining Term to Stated Maturity              COUNT               UPB         %
--------------------------------------------------------------------------------
61 - 120                                           3     $2,497,813.27     0.92%
121 - 180                                        548    268,664,534.00    99.08
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Minimum: 118
Maximum: 180
Weighted Average: 177

Seasoning                                      COUNT               UPB         %
--------------------------------------------------------------------------------
<= 0                                              30    $12,824,174.57     4.73%
1 - 1                                            134     66,122,221.68    24.38
2 - 2                                            234    121,212,440.71    44.70
3 - 3                                            106     52,045,662.65    19.19
4 - 4                                             23      8,821,470.07     3.25
5 - 5                                              5      2,280,034.24     0.84
6 - 6                                             12      4,901,754.15     1.81
7 - 12                                             7      2,954,589.20     1.09
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 9
Weighted Average: 2

FICO Scores                                    COUNT               UPB         %
--------------------------------------------------------------------------------
520 - 529                                          1       $367,351.16     0.14%
620 - 629                                          3      1,389,529.00     0.51
630 - 639                                          2        652,270.84     0.24
640 - 649                                          6      3,651,444.53     1.35
650 - 659                                          9      5,018,494.24     1.85
660 - 669                                         19      7,714,631.80     2.85
670 - 679                                         20      9,455,084.31     3.49
680 - 689                                         21     10,518,465.46     3.88
690 - 699                                         33     14,517,305.03     5.35
700 - 709                                         39     20,878,616.23     7.70
710 - 719                                         35     15,853,971.98     5.85
720 - 729                                         36     20,233,932.57     7.46
730 - 739                                         27     13,326,843.96     4.91
740 - 749                                         40     20,602,129.85     7.60
750 - 759                                         47     23,616,586.59     8.71
760 - 769                                         59     30,840,842.56    11.37
770 - 779                                         60     28,785,682.41    10.62
780 - 789                                         53     24,696,006.74     9.11
790 - 799                                         35     16,256,942.34     6.00
800 - 809                                          3      1,592,026.28     0.59
810 - 819                                          3      1,194,189.39     0.44
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Minimum: 525
Maximum: 817
Weighted Average: 737

Loan To Value Ratio                            COUNT               UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                   1        $32,056.00     0.01%
15.001% - 20.000%                                  8      3,972,999.24     1.47
20.001% - 25.000%                                 15      8,611,856.94     3.18
25.001% - 30.000%                                 24     11,811,630.32     4.36
30.001% - 35.000%                                 27     14,517,379.76     5.35
35.001% - 40.000%                                 41     21,488,139.30     7.92
40.001% - 45.000%                                 52     23,859,784.26     8.80
45.001% - 50.000%                                 55     28,629,894.75    10.56
50.001% - 55.000%                                 58     27,186,404.55    10.03
55.001% - 60.000%                                 52     27,579,722.93    10.17
60.001% - 65.000%                                 61     30,985,359.65    11.43
65.001% - 70.000%                                 62     29,822,384.25    11.00
70.001% - 75.000%                                 47     20,898,078.52     7.71
75.001% - 80.000%                                 44     20,379,162.81     7.52
80.001% - 85.000%                                  1        570,587.29     0.21
85.001% - 90.000%                                  2        718,453.73     0.26
90.001% - 95.000%                                  1         98,452.97     0.04
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Minimum: 6.64%
Maximum: 95.00%
Weighted Average: 53.59%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


I:\Cas\Wells Fargo\wfb-0316\d_031022\c031022.cas Oct 22, 2003 11:01  Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                             Wells Fargo 03-16 10/22
                                  WAC GT 4.875

Combined Loan To Value Ratio                   COUNT               UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                   1        $32,056.00     0.01%
15.001% - 20.000%                                  6      3,030,864.14     1.12
20.001% - 25.000%                                 14      8,444,656.29     3.11
25.001% - 30.000%                                 20      8,902,796.98     3.28
30.001% - 35.000%                                 23     11,883,095.55     4.38
35.001% - 40.000%                                 35     17,502,742.41     6.45
40.001% - 45.000%                                 39     18,674,508.59     6.89
45.001% - 50.000%                                 53     26,481,150.31     9.77
50.001% - 55.000%                                 51     22,900,726.29     8.45
55.001% - 60.000%                                 61     32,341,821.68    11.93
60.001% - 65.000%                                 71     37,695,240.18    13.90
65.001% - 70.000%                                 64     31,317,685.44    11.55
70.001% - 75.000%                                 51     22,875,771.78     8.44
75.001% - 80.000%                                 45     21,841,514.01     8.05
80.001% - 85.000%                                  9      4,351,684.90     1.60
85.001% - 90.000%                                  5      1,844,423.95     0.68
90.001% - 95.000%                                  3      1,041,608.77     0.38
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Minimum: 6.64%
Maximum: 95.00%
Weighted Average: 56.05%

DTI                                            COUNT               UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                        551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%

Geographic Concentration                       COUNT               UPB         %
--------------------------------------------------------------------------------
California                                       282   $147,407,718.44    54.36%
New York                                          58     26,032,825.30     9.60
Florida                                           17      8,075,977.18     2.98
New Jersey                                        17      7,268,356.87     2.68
Illinois                                          13      6,740,301.07     2.49
Colorado                                          14      6,679,270.61     2.46
Texas                                             15      6,492,018.24     2.39
Maryland                                          12      5,282,211.54     1.95
Minnesota                                         11      5,250,395.81     1.94
Connecticut                                       11      5,030,420.87     1.86
Pennsylvania                                      10      4,706,928.75     1.74
Massachusetts                                     10      4,459,283.15     1.64
Nevada                                             7      3,751,600.42     1.38
Arizona                                            5      2,999,575.76     1.11
North Carolina                                     5      2,586,967.36     0.95
Virginia                                           6      2,513,832.95     0.93
Wisconsin                                          6      2,490,212.01     0.92
Georgia                                            6      2,431,656.37     0.90
Oregon                                             6      2,352,503.31     0.87
Montana                                            4      2,130,662.04     0.79
Washington                                         5      1,962,652.93     0.72
Hawaii                                             3      1,936,855.86     0.71
Michigan                                           5      1,810,960.12     0.67
Indiana                                            3      1,438,729.74     0.53
South Carolina                                     3      1,281,598.82     0.47
New Hampshire                                      1      1,000,000.00     0.37
Iowa                                               2        971,416.64     0.36
Tennessee                                          2        886,131.28     0.33
New Mexico                                         2        848,270.74     0.31
District Of Columbia                               1        747,252.17     0.28
Nebraska                                           1        744,872.64     0.27
Missouri                                           1        448,333.93     0.17
Ohio                                               1        441,359.85     0.16
Arkansas                                           1        401,507.95     0.15
Kansas                                             1        395,200.00     0.15
Vermont                                            1        361,874.93     0.13
Alabama                                            1        356,920.61     0.13
Alaska                                             1        347,238.04     0.13
Idaho                                              1         98,452.97     0.04
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

North-South CA                                 COUNT               UPB         %
--------------------------------------------------------------------------------
States Not CA                                    269   $123,754,628.83    45.64%
South CA                                         166     85,442,784.69    31.51
North CA                                         116     61,964,933.75    22.85
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Zip Code Concentration                         COUNT               UPB         %
--------------------------------------------------------------------------------
90210                                              7     $5,159,240.15     1.90%
90077                                              5      3,889,517.14     1.43
92067                                              4      3,792,042.38     1.40
95070                                              6      3,684,061.44     1.36
90049                                              5      3,177,927.22     1.17
Other                                            524    251,459,558.94    92.73
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


I:\Cas\Wells Fargo\wfb-0316\d_031022\c031022.cas Oct 22, 2003 11:01  Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                             Wells Fargo 03-16 10/22
                                  WAC GT 4.875

Pledged Assets                                 COUNT               UPB         %
--------------------------------------------------------------------------------
                                                 551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Loan Purpose                                   COUNT               UPB         %
--------------------------------------------------------------------------------
Rate & Term Refi                                 377   $192,688,078.34    71.06%
Cash Out Refi                                    137     62,563,809.71    23.07
Purchase                                          37     15,910,459.22     5.87
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Cashout Indicator                              COUNT               UPB         %
--------------------------------------------------------------------------------
                                                 551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Document Type                                  COUNT               UPB         %
--------------------------------------------------------------------------------
Full                                             266   $136,599,568.93    50.38%
Asset Only                                       167     77,905,478.47    28.73
No Doc                                           112     53,581,126.82    19.76
Income Only                                        6      3,076,173.05     1.13
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Property Type                                  COUNT               UPB         %
--------------------------------------------------------------------------------
Single Family                                    518   $256,021,010.17    94.42%
Low Rise Condo (2-4 floors)                       20      9,341,579.07     3.45
High Rise Condo (gt 8 floors)                      6      3,108,112.36     1.15
Two Family                                         3        982,921.05     0.36
Pud                                                2        912,105.98     0.34
Coop                                               2        796,618.64     0.29
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Occupancy                                      COUNT               UPB         %
--------------------------------------------------------------------------------
Owner Occupied                                   522   $255,257,407.40    94.13%
Second Home                                       29     15,904,939.87     5.87
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Prepay Flag                                    COUNT               UPB         %
--------------------------------------------------------------------------------
No Prepay Penalty                                551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Prepayment Penalty (Months)                    COUNT               UPB         %
--------------------------------------------------------------------------------
0.000                                            551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
wa Term: 0.000

Balloon Flag                                   COUNT               UPB         %
--------------------------------------------------------------------------------
Not a Balloon Loan                               551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Silent 2nd                                     COUNT               UPB         %
--------------------------------------------------------------------------------
N                                                473   $227,905,548.12    84.05%
Y                                                 78     43,256,799.15    15.95
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Lien Position                                  COUNT               UPB         %
--------------------------------------------------------------------------------
1                                                551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Mortgage Ins.                                  COUNT               UPB         %
--------------------------------------------------------------------------------
AMIC                                               1       $367,351.16     0.14%
GEMICO                                             1         98,452.97     0.04
MGIC                                               1        351,102.57     0.13
PMI Mortgage Insurance                             1        570,587.29     0.21
LTV <=80                                         547    269,774,853.28    99.49
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%

Loan Type
---------

Channel                                        COUNT               UPB         %
--------------------------------------------------------------------------------
Correspondent                                    110    $51,082,675.23    18.84%
Retail                                           283    144,089,031.23    53.14
L                                                 51     22,217,185.28     8.19
M                                                 87     44,980,767.60    16.59
T                                                 20      8,792,687.93     3.24
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Originator                                     COUNT               UPB         %
--------------------------------------------------------------------------------
Wells Fargo Home Mortgage                        551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

Servicer                                       COUNT               UPB         %
--------------------------------------------------------------------------------
                                                 551   $271,162,347.27   100.00%
--------------------------------------------------------------------------------
Total:                                           551   $271,162,347.27   100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


I:\Cas\Wells Fargo\wfb-0316\d_031022\c031022.cas Oct 22, 2003 11:01  Page 4 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                             Wells Fargo 03-16 10/22
                                  WAC LE 4.875

Pool Summary                                   COUNT               UPB         %
--------------------------------------------------------------------------------
Conforming                                        22     $5,074,667.08     1.54%
Non-Conforming                                   590    324,157,756.59    98.46
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-11-01
AVG UPB: $537,961.48
GROSS WAC: 4.8169%
NET WAC: 4.432%
% SF/PUD: 96.45%
% FULL/ALT: 64.71%
% CASHOUT: 13.02%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 53.89%
% FICO > 679: 91.07%
% NO FICO: 0.00%
WA FICO: 736
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 51.40%
% PLEDGED LOANS: 0.00%
Latest Maturity Date: 20330901
Loans with Prepay Penalties: 0.00%

Product Type                                   COUNT               UPB         %
--------------------------------------------------------------------------------
15 YR FXD                                        612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

MASTR ELIGIBLE                                 COUNT               UPB         %
--------------------------------------------------------------------------------
N                                                  5       $909,456.03     0.28%
Y                                                607    328,322,967.64    99.72
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Original Balance                               COUNT               UPB         %
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                           4       $321,987.84     0.10%
$100,000.01 - $150,000.00                          1        146,073.17     0.04
$150,000.01 - $200,000.00                          2        330,540.96     0.10
$200,000.01 - $250,000.00                          3        672,655.27     0.20
$250,000.01 - $300,000.00                          5      1,380,625.48     0.42
$300,000.01 - $350,000.00                         29      9,629,922.82     2.92
$350,000.01 - $400,000.00                         80     30,177,084.12     9.17
$400,000.01 - $450,000.00                         82     34,746,727.49    10.55
$450,000.01 - $500,000.00                         84     39,851,993.04    12.10
$500,000.01 - $550,000.00                         85     44,213,270.82    13.43
$550,000.01 - $600,000.00                         59     33,646,973.49    10.22
$600,000.01 - $650,000.00                         84     52,741,242.02    16.02
$650,000.01 - $700,000.00                          8      5,499,435.59     1.67
$700,000.01 - $750,000.00                         14     10,137,308.53     3.08
$750,000.01 - $800,000.00                          8      6,145,502.28     1.87
$800,000.01 - $850,000.00                          9      7,362,992.53     2.24
$850,000.01 - $900,000.00                          9      7,781,647.64     2.36
$900,000.01 - $950,000.00                         16     14,795,697.13     4.49
$950,000.01 - $1,000,000.00                       29     28,501,516.80     8.66
$1,000,000.01 >=                                   1      1,149,226.65     0.35
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Minimum: $71,290.00
Maximum: $1,158,000.00
Average: $543,082.98

Unpaid Balance                                 COUNT               UPB         %
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                           4       $321,987.84     0.10%
$100,000.01 - $150,000.00                          1        146,073.17     0.04
$150,000.01 - $200,000.00                          2        330,540.96     0.10
$200,000.01 - $250,000.00                          3        672,655.27     0.20
$250,000.01 - $300,000.00                          5      1,380,625.48     0.42
$300,000.01 - $350,000.00                         29      9,629,922.82     2.92
$350,000.01 - $400,000.00                         83     31,370,128.89     9.53
$400,000.01 - $450,000.00                         87     37,027,393.65    11.25
$450,000.01 - $500,000.00                         85     40,699,481.84    12.36
$500,000.01 - $550,000.00                         81     42,495,656.77    12.91
$550,000.01 - $600,000.00                         60     34,619,286.44    10.52
$600,000.01 - $650,000.00                         78     49,165,343.39    14.93
$650,000.01 - $700,000.00                          8      5,499,435.59     1.67
$700,000.01 - $750,000.00                         16     11,634,693.65     3.53
$750,000.01 - $800,000.00                          6      4,648,117.16     1.41
$800,000.01 - $850,000.00                         10      8,211,447.41     2.49
$850,000.01 - $900,000.00                         11      9,611,813.20     2.92
$900,000.01 - $950,000.00                         14     13,064,245.85     3.97
$950,000.01 - $1,000,000.00                       28     27,554,347.64     8.37
$1,000,000.01 >=                                   1      1,149,226.65     0.35
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Minimum: $71,014.83
Maximum: $1,149,226.65
Average: $537,961.48

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


I:\Cas\Wells Fargo\wfb-0316\d_031022\c031022.cas Oct 22, 2003 11:00  Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                             Wells Fargo 03-16 10/22
                                  WAC LE 4.875

Gross Rate                                     COUNT               UPB         %
--------------------------------------------------------------------------------
4.001% - 4.250%                                    1       $278,885.29     0.08%
4.501% - 4.750%                                  280    147,467,612.22    44.79
4.751% - 5.000%                                  331    181,485,926.16    55.12
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 4.875%
Weighted Average: 4.817%

Net Rate                                       COUNT               UPB         %
--------------------------------------------------------------------------------
3.751% - 4.000%                                    1       $278,885.29     0.08%
4.001% - 4.250%                                   10      4,265,053.25     1.30
4.251% - 4.500%                                  601    324,688,485.13    98.62
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Minimum: 3.865%
Maximum: 4.490%
Weighted Average: 4.432%

Original Term to Maturity                      COUNT               UPB         %
--------------------------------------------------------------------------------
61 - 120                                           2       $678,027.06     0.21%
121 - 180                                        609    328,015,758.10    99.63
360 - 360                                          1        538,638.51     0.16
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 180

Remaining Term to Stated Maturity              COUNT               UPB         %
--------------------------------------------------------------------------------
61 - 120                                           2       $678,027.06     0.21%
121 - 180                                        609    328,015,758.10    99.63
301 - 359                                          1        538,638.51     0.16
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Minimum: 117
Maximum: 358
Weighted Average: 178

Seasoning                                      COUNT               UPB         %
--------------------------------------------------------------------------------
<= 0                                              11     $4,738,353.00     1.44%
1 - 1                                            124     65,288,161.35    19.83
2 - 2                                            329    179,434,156.30    54.50
3 - 3                                            141     75,862,877.14    23.04
4 - 4                                              7      3,908,875.88     1.19
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 4
Weighted Average: 2

FICO Scores                                    COUNT               UPB         %
--------------------------------------------------------------------------------
620 - 629                                          3     $1,369,326.25     0.42%
630 - 639                                          4      2,279,249.58     0.69
640 - 649                                          7      3,911,522.89     1.19
650 - 659                                          6      3,618,234.79     1.10
660 - 669                                         11      6,641,845.05     2.02
670 - 679                                         21     11,577,706.42     3.52
680 - 689                                         31     16,699,323.83     5.07
690 - 699                                         28     16,342,196.00     4.96
700 - 709                                         38     20,815,517.63     6.32
710 - 719                                         49     26,314,604.24     7.99
720 - 729                                         44     24,714,831.73     7.51
730 - 739                                         41     20,741,491.13     6.30
740 - 749                                         56     31,394,196.01     9.54
750 - 759                                         67     38,162,133.83    11.59
760 - 769                                         60     31,024,558.10     9.42
770 - 779                                         58     29,416,587.89     8.93
780 - 789                                         55     27,714,271.02     8.42
790 - 799                                         21     10,753,218.43     3.27
800 - 809                                          9      4,126,099.83     1.25
810 - 819                                          3      1,615,509.02     0.49
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Minimum: 620
Maximum: 816
Weighted Average:                                736

Loan To Value Ratio                            COUNT               UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                   1       $423,443.36     0.13%
10.001% - 15.000%                                  2        775,822.18     0.24
15.001% - 20.000%                                  9      6,091,725.27     1.85
20.001% - 25.000%                                 17      8,753,335.10     2.66
25.001% - 30.000%                                 22     11,492,764.17     3.49
30.001% - 35.000%                                 30     16,877,659.15     5.13
35.001% - 40.000%                                 46     26,399,181.16     8.02
40.001% - 45.000%                                 54     28,609,256.98     8.69
45.001% - 50.000%                                 58     30,774,361.79     9.35
50.001% - 55.000%                                 64     35,143,835.63    10.67
55.001% - 60.000%                                 61     35,433,178.25    10.76
60.001% - 65.000%                                 67     35,917,527.44    10.91
65.001% - 70.000%                                 70     37,092,876.50    11.27
70.001% - 75.000%                                 48     26,564,718.60     8.07
75.001% - 80.000%                                 63     28,882,738.09     8.77
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Minimum: 10.00%
Maximum: 80.00%
Weighted Average: 53.89%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


I:\Cas\Wells Fargo\wfb-0316\d_031022\c031022.cas Oct 22, 2003 11:00  Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                             Wells Fargo 03-16 10/22
                                  WAC LE 4.875

Combined Loan To Value Ratio                   COUNT               UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                   1       $423,443.36     0.13%
10.001% - 15.000%                                  2        775,822.18     0.24
15.001% - 20.000%                                  7      4,106,893.29     1.25
20.001% - 25.000%                                 18      9,741,947.55     2.96
25.001% - 30.000%                                 21     10,854,596.10     3.30
30.001% - 35.000%                                 25     14,400,367.08     4.37
35.001% - 40.000%                                 41     23,769,885.59     7.22
40.001% - 45.000%                                 50     25,809,374.86     7.84
45.001% - 50.000%                                 61     33,017,856.79    10.03
50.001% - 55.000%                                 60     33,006,156.01    10.03
55.001% - 60.000%                                 64     36,314,669.70    11.03
60.001% - 65.000%                                 61     32,394,983.70     9.84
65.001% - 70.000%                                 73     38,642,288.95    11.74
70.001% - 75.000%                                 52     29,797,903.59     9.05
75.001% - 80.000%                                 62     30,021,126.25     9.12
80.001% - 85.000%                                  5      2,113,217.54     0.64
85.001% - 90.000%                                  4      2,321,300.12     0.71
90.001% - 95.000%                                  5      1,720,591.01     0.52
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Minimum: 10.00%
Maximum: 95.00%
Weighted Average: 55.31%

DTI                                            COUNT               UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                        612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%

Geographic Concentration                       COUNT               UPB         %
--------------------------------------------------------------------------------
California                                       323   $169,239,181.62    51.40%
New York                                          36     19,537,514.31     5.93
Maryland                                          29     15,839,852.98     4.81
Illinois                                          25     13,809,846.88     4.19
Massachusetts                                     21     11,253,591.21     3.42
Texas                                             16     10,288,740.76     3.13
North Carolina                                    17      9,637,689.57     2.93
Connecticut                                       15      9,241,581.78     2.81
Minnesota                                         16      7,772,756.34     2.36
Michigan                                          13      6,734,629.26     2.05
Missouri                                           8      5,015,646.85     1.52
Georgia                                            7      3,834,762.22     1.16
New Jersey                                         6      3,640,218.56     1.11
Pennsylvania                                       5      3,521,635.14     1.07
Florida                                            6      3,476,460.21     1.06
Arizona                                            8      3,443,966.59     1.05
Virginia                                           6      3,332,394.09     1.01
Colorado                                           5      3,260,008.13     0.99
Kansas                                             6      2,992,553.00     0.91
Washington                                         5      2,444,345.05     0.74
Iowa                                               6      2,439,531.25     0.74
Indiana                                            4      2,409,488.99     0.73
Oregon                                             2      1,674,963.09     0.51
Montana                                            2      1,500,398.30     0.46
Idaho                                              3      1,435,446.27     0.44
New Hampshire                                      2      1,284,700.69     0.39
Nevada                                             3      1,255,717.59     0.38
Maine                                              2      1,240,079.97     0.38
Hawaii                                             1        956,251.52     0.29
Ohio                                               2        903,114.09     0.27
Kentucky                                           2        802,631.57     0.24
North Dakota                                       1        647,517.01     0.20
South Carolina                                     1        603,961.03     0.18
Alaska                                             1        587,468.19     0.18
Tennessee                                          1        552,283.77     0.17
Nebraska                                           1        518,013.60     0.16
Louisiana                                          1        480,547.98     0.15
New Mexico                                         1        455,696.00     0.14
Wisconsin                                          1        455,498.32     0.14
Arkansas                                           1        444,814.52     0.14
District Of Columbia                               1        266,925.37     0.08
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

North-South CA                                 COUNT               UPB         %
--------------------------------------------------------------------------------
States Not CA                                    289   $159,993,242.05    48.60%
South CA                                         177     96,093,838.12    29.19
North CA                                         146     73,145,343.50    22.22
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Zip Code Concentration                         COUNT               UPB         %
--------------------------------------------------------------------------------
90210                                              6     $5,251,461.83     1.60%
90272                                              6      4,729,169.25     1.44
94301                                              7      4,210,248.10     1.28
90266                                              8      4,077,816.50     1.24
94539                                              8      3,715,621.02     1.13
Other                                            577    307,248,106.97    93.32
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


I:\Cas\Wells Fargo\wfb-0316\d_031022\c031022.cas Oct 22, 2003 11:00  Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                             Wells Fargo 03-16 10/22
                                  WAC LE 4.875

Pledged Assets                                 COUNT               UPB         %
--------------------------------------------------------------------------------
                                                 612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Loan Purpose                                   COUNT               UPB         %
--------------------------------------------------------------------------------
Rate & Term Refi                                 500   $271,708,787.83    82.53%
Cash Out Refi                                     85     42,878,795.24    13.02
Purchase                                          27     14,644,840.60     4.45
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Cashout Indicator                              COUNT               UPB         %
--------------------------------------------------------------------------------
                                                 612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Document Type                                  COUNT               UPB         %
--------------------------------------------------------------------------------
Full                                             386   $213,036,420.25    64.71%
Asset Only                                       139     67,167,107.55    20.40
No Doc                                            56     30,864,594.89     9.37
Income Only                                       31     18,164,300.98     5.52
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Property Type                                  COUNT               UPB         %
--------------------------------------------------------------------------------
Single Family                                    580   $312,626,057.13    94.96%
Low Rise Condo (2-4 floors)                       11      5,928,220.23     1.80
Pud                                               10      4,904,854.32     1.49
Two Family                                         4      1,977,498.79     0.60
Coop                                               3      1,959,222.42     0.60
High Rise Condo (gt 8 floors)                      4      1,836,570.78     0.56
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Occupancy                                      COUNT               UPB         %
--------------------------------------------------------------------------------
Owner Occupied                                   597   $320,038,598.17    97.21%
Second Home                                       15      9,193,825.50     2.79
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Prepay Flag                                    COUNT               UPB         %
--------------------------------------------------------------------------------
No Prepay Penalty                                612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Prepayment Penalty (Months)                    COUNT               UPB         %
--------------------------------------------------------------------------------
0.000                                            612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
wa Term: 0.000

Balloon Flag                                   COUNT               UPB         %
--------------------------------------------------------------------------------
Not a Balloon Loan                               612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Silent 2nd                                     COUNT               UPB         %
--------------------------------------------------------------------------------
N                                                557   $298,883,120.89    90.78%
Y                                                 55     30,349,302.78     9.22
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Lien Position                                  COUNT               UPB         %
--------------------------------------------------------------------------------
1                                                612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Mortgage Ins.                                  COUNT               UPB         %
--------------------------------------------------------------------------------
LTV <=80                                         612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%

Loan Type
---------

Channel                                        COUNT               UPB         %
--------------------------------------------------------------------------------
Correspondent                                    148    $80,836,507.66    24.55%
Retail                                           173     89,085,453.75    27.06
L                                                 84     46,217,391.26    14.04
M                                                185    100,687,863.96    30.58
T                                                 22     12,405,207.04     3.77
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Originator                                     COUNT               UPB         %
--------------------------------------------------------------------------------
Wells Fargo Home Mortgage                        612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

Servicer                                       COUNT               UPB         %
--------------------------------------------------------------------------------
                                                 612   $329,232,423.67   100.00%
--------------------------------------------------------------------------------
Total:                                           612   $329,232,423.67   100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


I:\Cas\Wells Fargo\wfb-0316\d_031022\c031022.cas Oct 22, 2003 11:00  Page 4 of 4